                                                                    EXHIBIT 3.3

C&S 401 (3/96)                                     096A#5303 0923 ORG&FI $12.50
MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
                          & LAND DEVELOPMENT BUREAU

   Date Received                              (FOR BUREAU USE ONLY)

   SEP 20 1996                                              FILED

                                                        SEP 20 1996

                                                    ADMINISTRATOR
Name     Michael B. Lewis, Esq.             MI DEPARTMENT OF CONSUMER &
 Kerr, Russell and Weber, P.L.C.            INDUSTRY SERVICES CORPORATION,
                                            SECURITIES & LAND DEVELOPMENT BUREAU
Address  Suite 2500, Detroit Center
 500 Woodward Avenue
City             State          Zip

 Detroit        Michigan        48226          EFFECTIVE DATE:

Document will be returned to the name and address you enter above.

                      CERTIFICATE OF LIMITED PARTNERSHIP              L19-189
                   For use by Domestic Limited Partnerships           -------
          (Please read information and instructions on last page)
 Pursuant to the provisions of Act 213, Public Acts of 1982, the undersigned person(s) execute the following Certificate:

SECTION 1

 The name of the limited partnership is: LDM Canada Limited Partnership


SECTION 2

 The general character of its business is: to acquire investments of all kinds, to invest and reinvest distributions and proceeds therefrom and to carry on all other activities which are incident to or related to the foregoing.


SECTION 3

 a. The address of the office at which the limited partnership records are kept is:
        2500 Executive Hills Drive, Auburn Hills, Michigan  48236
 b.     The name of the agent for service of process is:  Richard J. Nash

 c.     The address of the agent for service of process is:
        2500 Executive Hills Drive, Auburn Hills, Michigan  48236


SECTION  4

 The power of a limited partner to grant the right to become a limited partner to an assignee of any part of the partnership interest, and the terms and conditions of the power, are as follows:

        The limited partner does not have the power to grant the right to become a limited partner to any assignee of the partnership interest. The limited partner does not have the right to transfer, sell, pledge, assign, encumber, hypothecate, or distribute a limited partnership interest without the prior written consent of the general partner in compliance with the provisions of a right of first refusal granting an option to the other partners to purchase the limited partnership interest which is desired to be sold, acquired or transferred ("right of first refusal").

12.50 CK 34832

SEAL APPEARS ONLY ON ORIGINAL

SECTION 5

a. Describe the times, or events when a GENERAL PARTNER may terminate membership in the limited partnership, and the terms and conditions of the termination.


              The general partner may terminate membership in the limited partnership at any time, and automatically upon the death, bankruptcy, insanity or incompetence of the general partner.
              In such case, the interest of such general partner shall become a limited partnership interest.


b. Describe the times or events when a LIMITED PARTNER may terminate membership in the limited partnership. Include the amount or the method of determining, any distribution the limited partner is entitled to receive upon termination of their membership.


              A limited partner may not terminate membership in the limited partnership except upon a sale of such membership interest with the express consent of the general partner and compliance with the right of first refusal, or upon dissolution, winding up and liquidation of the limited partnership as described in
              Section 8 hereof.


SECTION 6

The right of the limited partner to receive distributions of property, including cash, from the limited partnership, other than indicated in 5(b), is:


              The amount and timing of all distributions of cash and/or property are determined solely by the general partner. The limited partner is entitled to receive 99% of all cash and other property that may be distributed by the limited partnership, in accordance with the terms and conditions of the limited partnership agreement.

SECTION 7

The right of the limited partner to receive, or a general partner to make to a limited partner, distributions of property, which include a return of all or any part of the limited partner's contribution, other than indicated in 5(b), is:

              The general partner has the right, in the sole discretion of the general partner, to make any distribution to the limited partner which may constitute a return of capital. The limited partner has no right to a return of part or all of the limited partner's capital contribution.

SECTION 8

The times or events at which the limited partnership is to be dissolved and its affairs wound up are:

              Upon the expiration of the term of the limited partnership agreement on December 31, 2036, or upon any other event causing the dissolution of the limited partnership under the Michigan Revised Uniform Limited Partnership Act, unless the limited partnership is reconstituted and/or continued as permitted under said Act or the limited partnership agreement.

SECTION 9

The right of the remaining general partner(s) to continue the business upon the event of withdrawal of a general partner is:

     N/A. The limited partnership has one (1) general partner. Upon withdrawal of the general partner, the limited partner may reconstitute the limited partnership by appointing a substitute general partner as permitted under the Michigan Revised Uniform Limited Partnership Act or the limited partnership agreement.

SECTION 10

Enter any other matters the partners may desire to include. If additional space is required, attach Supplement O. Attached are none page(s) of Supplement O.

     Disclaimer: The summary of the provisions of the limited partnership agreement referred to in this Certificate is incomplete and must be reviewed in connection with other provisions of the agreement dealing with related subjects. The limited partnership agreement should be carefully reviewed to eliminate any errors, omissions, misinterpretations or improper construction of the provisions of this Certificate. The limited partnership agreement shall control any conflicts between such agreement and this Certificate.

SECTION 11

Complete one section for each partner (general or limited). General partners must be listed first followed by limited partners.

     Item 1 - The type of partner must be either general or limited. The Certificate must include a definition of the title classification for any partner identified as other than only general or limited.

     Item 2 - Partner names of individuals must appear in the last name, first name, middle initial sequence. Partner names of trusts should be the trust name excluding the name of the trust or trustees.

     Item 3 - Indicate the business or residence address of the partner. The address should include the street number and name, city state and ZIP code.

     ITEMS 4 & 5 -   LIMITED PARTNERS ONLY - ONE OR BOTH MUST BE COMPLETED

     Item 4 - If applicable, indicate the amount of cash previously contributed. If contributions have been made in the form of property or services, indicate the agreed dollar value of the contribution in the "other $_____" space and complete Item 6.

     Item 5 - If applicable, indicate the amount of cash to be contributed in the future and complete Item 7. If there are future contributions in the form of property or services, indicate the agreed dollar value of the contribution in the "other
               $______" space and complete Items 6 and 7.

     Item 8 - This certificate must be signed and dated by all partners (general and limited) named in the certificate. Identify the person or persons signing on behalf of a trust as trustee. A partner may sign by attorney in fact.

SECTION 11

1. Type of Partner                      2. Partner Name (see instructions for Section 11, Item 2)

                x  General
               ---                      LDM Holding Canada, Inc.
                   Limited
               ---

3. Address (No., Street, City, State, ZIP Code)

   2500 Executive Hills Drive, Auburn Hills, Michigan 48326

4. Contributions Previously Made (Limited Partners Only)              5. Future Contributions to be Made (Limited Partners Only)

   Cash  $ 100         Other $                                           Cash $               Other $
         --------            ----------                                       --------              ----------

6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)

   None

7. Times or Events Requiring Future Contributions: (Cash, Property or Services)

   None

8. Signature   Michael B. Lewis, Assistant Secretary      Michael B. Lewis              9. Date
                                                          Assistant Secretary                    9/20/96

-----------------------------------------------------------------------------------------------------------------------

1. Type of Partner                      2. Partner Name (see instructions for Section 11, Item 2)

                   General
               ---                      LDM Industries Inc.
                x  Limited
               ---

3. Address (No., Street, City, State, ZIP Code)

   2500 Executive Hills Drive, Auburn Hills, Michigan 48326

4. Contributions Previously Made (Limited Partners Only)              5. Future Contributions to be Made (Limited Partners Only)

   Cash  $ 9,900       Other $ None                                      Cash $ None          Other $ None
         --------            ----------                                       --------              ----------

6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)

   N/A

7. Times or Events Requiring Future Contributions: (Cash, Property or Services)

   N/A

8. Signature   Michael B. Lewis, Assistant Secretary      Michael B. Lewis              9. Date
                                                          Assistant Secretary                    9/20/96

-----------------------------------------------------------------------------------------------------------------------


1. Type of Partner                      2. Partner Name (see instructions for Section 11, Item 2)

                   General
               ---
                   Limited
               ---

3. Address (No., Street, City, State, ZIP Code)



4. Contributions Previously Made (Limited Partners Only)              5. Future Contributions to be Made (Limited Partners Only)

   Cash  $             Other $                                           Cash $               Other $
         --------            ----------                                       --------              ----------

6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)



7. Times or Events Requiring Future Contributions: (Cash, Property or Services)



8. Signature                                                                            9. Date


C&S 402 (1/96)

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
-----------------------------------------------------------------------------------------------------------------------------
        Date Received
         Dec 10 1996                                               (FOR BUREAU USE ONLY)
------------------------------------
                                                                           FILED

--------------------------------------------------------------           Dec 10 1996
Name Michael B. Lewis, Esq.
Kerr, Russell and Weber, P.L.C.                                                        Administrator
--------------------------------------------------------------        MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Address Suite 2500, Detroit Center                                  CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
500 Woodward Avenue
--------------------------------------------------------------      EFFECTIVE DATE:
City             State             Zip
Detroit          Michigan          48226
---------------------------------------------------------------------------------------------------------------------------



Document will be returned to the name and address you enter above

                 RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
                   For use by Domestic Limited Partnerships
           (Please read information and instructions on last page)
         Pursuant to the provisions of Act 213, Public Acts of 1982, the undersigned person(s) execute the following Certificate:


A.      The present name of the limited partnership is: LDM Canada Limited
        Partnership

B.      The limited partnership number assigned by the Bureau is: L19-189

C.      The former name(s) of the limited partnership are: N/A

D.      The date the original Certificate of Limited Partnership was filed is:
        September 20, 1996

E. The name and address of the office or agency with which the original Certificate of Limited Partnership was filed is: Michigan Department of Consumer and Industry Services - Corporation, Securities & Land Development Bureau, 6546 Mercantile Way, Lansing, Michigan 48910

        The following Restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership, as amended, and shall be the Certificate of Limited Partnership for the Limited Partnership:

SECTION 1

The name of the limited partnership is:  LDM Canada Limited Partnership

SECTION 2

The general character of its business is: to acquire investments of all kinds, to invest and reinvest distributions and proceeds therefrom and to carry on all other activities which are incident to or related to the foregoing.

SECTION 3

a. The address of the office at which the limited partnership records are kept is:
     2500 Executive Hills Drive, Auburn Hills, Michigan 48326
b.   The name of the agent for service of process is: Richard J. Nash

c. The address of the agent for service of process is: 2500 Executive Hills Drive, Auburn Hills, Michigan 48326


SECTION 4

The power of a limited partner to grant the right to become a limited partner to an assignee of any part of the partnership interest, and the terms and conditions of the power, are as follows:

A Limited Partner does not have the power to grant the right to become a limited partner to any assignee of the partnership interest. The Limited Partner does not have the right to transfer, sell, pledge, assign, encumber, hypothecate, or distribute a limited partnership interest without the prior written consent of the General Partner in compliance with the provisions of a right of first refusal granting an option to the other partners to purchase the limited partnership interest which it desires to be sold, acquired or transferred ("Right of First Refusal").


SECTION 5

a. Describe the times, or events when a GENERAL PARTNER may terminate membership in the limited partnership, and the terms and conditions of the termination.

     The General Partner may terminate membership in the Limited Partnership at any time, and automatically on the death, bankruptcy, insanity or incompetence of the General Partner. In such case, the interest of such General Partner shall become a limited partnership interest.


b. Describe the times, or events when a LIMITED PARTNER may terminate membership in the limited partnership. Include the amount or method of determining any distribution the limited partner is entitled to receive upon termination of their membership.

     A Limited Partner may not terminate membership in the Limited Partnership except upon a sale of such membership interest with the express consent of the General Partner in compliance with the Right of First Refusal, or upon dissolution, winding up and liquidation of the Limited Partnership as described in Section 8.


SECTION 6

The right of a Limited Partner to receive distributions of property, including cash, from the Limited Partnership, other than indicated in 5(b), is:

The amount and timing of all distributions of cash and/or property are determined solely by the General Partner. The Limited Partner is entitled to receive 97% of all cash and other property that may be distributed by the Limited Partnership, in accordance with the terms and conditions of the Limited Partnership Agreement.


SECTION 7

The right of a limited partner to receive, or a general partner to make a limited partner, distributions of property, which include a return of all or any part of the limited parnter's contribution, other than indicated in 5(b), is:

The General Partner has the right and in the sole discretion of the General Partner to make any distributions to the Limited Partner which may constitute a return of capital. The Limited Partner has no right to a return of part or all of the Limited Partner's capital contribution.


SEAL APPEARS ONLY ON ORIGINAL

SECTION 8

The times or events at which the limited partnership is to be dissolved and its affairs wound up, are:

On the expiration of the term of the Limited Partnership Agreement on December 31, 2036, or upon any other event causing dissolution of the Limited Partnership under the Michigan Revised Uniform Limited Partnership Act, unless the Limited Partnership is reconstituted and/or constituted as permitted under said Act or the Limited Partnership Agreement.


SECTION 9

The right of the remaining general partner(s) to continue the business upon the event of withdrawal of a general partner is:

N/A. The Limited Partnership has only one General Partner. Upon withdrawal of the General Partner, the Limited Partner may reconstitute the Limited Partnership by appointing a substitute General Partner as permitted under the Michigan Revised Uniform Limited Partnership Act 6 or the Limited Partnership Agreement.

SECTION 10

Enter any other matters the partners may desire to include. If additional space is required, attach Supplement O. Attached are -0- page(s) of Supplement O.

Disclaimer: The summary of the provisions of the Limited Partnership Agreement referred to in this Certificate is incomplete and must be reviewed in connection with other provisions of the Limited Partnership Agreement dealing with related subjects. The Limited Partnership Agreement should be carefully reviewed to eliminate any errors, omissions, misinterpretations or improper construction of the provisions of this Certificate. The Limited Partnership Agreement shall control any conflicts between such Agreement and the Certificate.

SECTION 11

Complete one section for each partner (general or limited). General partners must be listed first followed by limited partners.

        Item 1 - The type of partner must be either general or limited.

        Item 2 - Partner names of individuals must appear in the last name, first name, middle initial sequence. Partner names of trusts should be the trust name excluding the name of the trustee or trustees.

        Item 3 - Indicate the business or residence address of the partner. The address should include the street number and name, city state and ZIP code.

        ITEMS 4 & 5 - LIMITED PARTNERS ONLY - ONE OR BOTH MUST BE COMPLETED

        Item 4 - If applicable, indicate the amount of cash previously contributed. If contributions have been made in the form of property or services indicate the agreed dollar value of the contribution in the "other $____" space and complete Item 6.

        Item 5 - If applicable, indicate the amount of cash to be contributed in the future and complete Item 7. If there are future contributions in the form of property or services, indicate the agreed dollar value of the contribution in the "other $____" space and complete Items 6 and 7.

        Item 8 - This certificate must be signed and dated by a general partner, all new partners, and all limited partners whose contributions have increased. Identify the person or persons signing on behalf of a trust as "trustee". A partner may sign by attorney in fact.


SEAL APPEARS ONLY ON ORIGINAL

SECTION 11

-----------------------------------------------------------------------------------------------------------------------------------
1. Type of Partner                2. Partner Name (Last, First, Middle Initial)

           X  General                  LDM Holdings, L.L.C.
          ---
              Limited
          ---
------------------------------------------------------------------------------------------------------------------------------------
3. Address (No., Street, City, State, ZIP Code)

2500 Executive Hills Drive, Auburn Hills, Michigan 48326
-----------------------------------------------------------------------------------------------------------------------------------
4. Contributions Previously Made (Limited Partners Only)         5. Future Contributions to be Made (Limited Partners Only)

Cash $ 300        Other $                                          Cash $                    Other $
      ---------          ----------                                      -------------               -------------
-----------------------------------------------------------------------------------------------------------------------------------
6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)

None
-----------------------------------------------------------------------------------------------------------------------------------
7. Times or Events Requiring Future Contributions: (Cash, Property or Services)

None
-----------------------------------------------------------------------------------------------------------------------------------
8. Signature                                                   9. Date
      LDM Technologies, Inc.
      Its Member
            Michael B. Lewis
            -------------------------------------
   By:      Michael B. Lewis                                     12/9/96
  Its:      Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
1. Type of Partner                  2. Partner Name (Last, First, Middle Initial)

                General                    LDM TECHNOLOGIES, INC., f/k/a LDM INDUSTRIES, INC.
            ---
             X  Limited
            ---
-----------------------------------------------------------------------------------------------------------------------------------
3. Address (No., Street, City, State, ZIP Code)
2500 Executive Hills Drive, Auburn Hills, Michigan 48326
-----------------------------------------------------------------------------------------------------------------------------------
4. Contributions Previously Made (Limited Partners Only)         5. Future Contributions to be Made (Limited Partners Only)

Cash $9,700        Other $                                          Cash $                    Other $
      ---------          ----------                                      -------------               -------------
-----------------------------------------------------------------------------------------------------------------------------------
6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)
None
-----------------------------------------------------------------------------------------------------------------------------------
7. Times or Events Requiring Future Contributions: (Cash, Property or Services)
None
-----------------------------------------------------------------------------------------------------------------------------------
8. Signature                                                   9. Date
                   Michael B. Lewis, Assistant Secretary           12/9/96
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
1. Type of Partner                  2. Partner Name (Last, First, Middle Initial)

                General
            ---
                Limited
            ---
-----------------------------------------------------------------------------------------------------------------------------------
3. Address (No., Street, City, State, ZIP Code)

-----------------------------------------------------------------------------------------------------------------------------------
4. Contributions Previously Made (Limited Partners Only)         5. Future Contributions to be Made (Limited Partners Only)

Cash $             Other $                                          Cash $                    Other $
      ---------          ----------                                      -------------               -------------
-----------------------------------------------------------------------------------------------------------------------------------
6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)

-----------------------------------------------------------------------------------------------------------------------------------
7. Times or Events Requiring Future Contributions: (Cash, Property or Services)

-----------------------------------------------------------------------------------------------------------------------------------
8. Signature                                                   9. Date

-----------------------------------------------------------------------------------------------------------------------------------

SEAL APPEARS ONLY ON ORIGINAL